SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 7, 2006
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 7.01. REGULATION FD DISCLOSURE
Ashford Hospitality Trust, Inc. (the “Company”) issued a press release, dated September 7, 2006, announcing it reached a definitive agreement to acquire the Westin O’Hare in Rosemont, Illinois, for approximately $125.0 million in cash.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
99.1	Press Release of the Company, dated September 7, 2006, announcing the acquisition of the Westin O’Hare in Rosemont, Illinois.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 7, 2006

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ DAVID A. BROOKS

David A. Brooks
Chief Legal Officer